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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the InterVoice, Inc. 1990 Incentive Stock Option Plan of our report dated April 4, 1995, with respect to the consolidated financial statements and schedule of InterVoice, Inc. included in its Annual Report (Form 10-K) for the year ended February 28, 1995, filed with the Securities and Exchange Commission.


                                           /s/ ERNST & YOUNG LLP

                                           Ernst & Young LLP


Dallas, Texas
July 14, 1995